Exhibit 10.11

Execution Copy

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT

This AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Amendment”) is dated as of March 24, 2020, by and between FPP FINANCE LLC (“FastPay”) and BRF FINANCE CO., LLC, on behalf of itself and as agent for the Purchasers under the Non-ABL Creditor Agreement (“Non-ABL Creditor”). All defined terms used but not defined herein shall have the meaning ascribed to such term in the Intercreditor Agreement (as defined below).

WHEREAS, FastPay and Non-ABL Creditor entered into an Intercreditor Agreement dated as of February 24, 2020 (the “Intercreditor Agreement”); and

WHEREAS, the parties wish to amend the Intercreditor Agreement to clarify that the NonABL Creditor Agreement is being amended and restated for the second time.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of FastPay and Non-ABL Creditor hereby agrees as follows:

1.	Section 1.02 of the Intercreditor Agreement is hereby amended by deleting the definition of “Non-ABL Creditor Agreement” therein and replacing such definition with the following:

“Non-ABL Creditor Agreement” means that certain Second Amended and Restated Note Purchase Agreement dated on or around March 24, 2020 by and among Parent, the guarantors from time to time party thereto, each of the Purchasers from time to time party thereto, and Non-ABL Creditor, as amended from time to time (including following the commencement of any Insolvency Proceeding).

Except as expressly set forth above, all of the terms and conditions of the Intercreditor Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.

This Amendment may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

FPP FINANCE LLC

By:	/s/ Secil Baysal
Name:	Secil Baysal
Title:	President

BRF FINANCE CO., LLC, on behalf of itself and each “Purchaser” under the Non-ABL Creditor Agreement

By:	/s/ Daniel Shribman
Name:	Daniel Shribman
Title:	CIO

Acknowledged and agreed:

THEMAVEN, INC.
MAVEN MEDIA BRANDS, LLC MAVEN COALITION, INC.
THESTREET, INC.

By:	/s/ Douglas B. Smith
Name:	Douglas B. Smith
Title:	CFO

[acknowledgment to Amendment to Intercreditor Agreement]